UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 19, 2003

LA QUINTA PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3520818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of Principal Executive Offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

LA QUINTA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3419438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of Principal Executive Offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

ITEM 5.               Other Events.

On November 19, 2003, La Quinta Corporation issued a press release announcing that its controlled subsidiary, La Quinta Properties, Inc., had extended its exchange offer for its 8 7/8% Senior Notes due 2011 until 11:59 p.m. (New York City time) on November 28, 2003.  For additional information please see the press release.  The press release is filed as Exhibit 99.1 to this joint current report on Form 8-K, and the contents of the exhibit are incorporated herein by reference.

ITEM 7.               Financial Statements and Exhibits.

(c)                                            Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press release announcing extension of exchange offer with respect to La Quinta Properties, Inc.’s 8 7/8% Senior Notes due 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2003	LA QUINTA CORPORATION

	By:	/s/ Sandra K. Michel
	Name:	Sandra K. Michel
	Title:	Senior Vice President, General Counsel and Secretary

Date: November 19, 2003	LA QUINTA PROPERTIES, INC.

	By:	/s/ Sandra K. Michel
	Name:	Sandra K. Michel
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release announcing extension of exchange offer with respect to La Quinta Properties, Inc.’s 8 7/8% Senior Notes due 2011